UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: March 1, 2006
(Date of earliest event reported)

Paulson Capital Corp.
(Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

811 SW Naito Pkwy., Ste. 200 (Address of principal executive offices)		97204 (Zip Code)

503-243-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On March 1, 2006, PAULSON CAPITAL CORP, an Oregon corporation, (Nasdaq:PLCC) (the “Company”) issued a press release disclosing that the Company’s Board of Directors has approved Board of Directors has approved a two-for-one stock split of the common stock of Paulson, to be effected in the form of a stock dividend. The stock split will be effected by issuing one additional share of common stock for each outstanding share of common stock. The record date of the forward split will be March 15, 2006 and payable on March 29, 2006. The common stock will trade on a split basis beginning at market open on March 30, 2006.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements:
None
(b)	Pro forma financial information:
None
(c)	Exhibits
99.1  Copy of press release, dated March 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006	PAULSON CAPITAL CORP.
	By:	/s/ Barbara James
Barbara James
Asst. Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Paulson Capital Corp. dated March 1, 2006